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                                                                    Exhibit 10.2

                                   November 4, 1994



Mitchell B. Feldman
First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Mark Hurley
Bank of America, Illinois
231 South LaSalle Street
Chicago, Illinois 60697

     Re:  Amendment and Restatement of First Amendment
          dated as of September 2, 1994 (the "Amendment") to Revolving Credit Agreement dated as of June 23, 1994 among HPSC, Inc. ("HPSC"), The First National Bank of Boston, individually ("FNBB") and as Agent, and Bank of America, Illinois, individually ("BoAI", and together with FNBB, the "Banks") and as Co-Agent (the "Agreement")
          ----------------------------------------------------------

Dear Sirs:

     HPSC has entered into a stock purchase agreement dated as of November 1, 1994 with Chemical Bank and a number of other banks who are the pledgees of 1,949,182 shares of HPSC common stock pledged by Healthco International, Inc., pursuant to which HPSC and certain investors will repurchase such shares (the "Stock Purchase Agreement").

     HPSC, the Banks and the Agent entered into the Amendment to permit a portion of the line of credit established pursuant to the Agreement to be used for the repurchase contemplated by the Stock Purchase Agreement. At the time that HPSC, the Banks and the Agent entered into the Amendment, the parties attached an initial draft of the Stock Purchase Agreement to the Amendment.

     Because the initial draft of the Stock Purchase Agreement attached to the Amendment has been superseded by the final executed version, HPSC would like to amend and restate the Amendment effective as of November 1, 1994 to approve the stock purchase pursuant to the final form of Stock Purchase Agreement attached hereto.

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     Except to the extent specifically amended hereby, the Agreement shall remain in full force and effect.  Please sign below to indicate your approval.

                                   Very truly yours,

                                   HPSC, Inc.


                                   By:  John W. Everets
                                      -----------------------------------------
                                        John W. Everets, Chairman



ACCEPTED AND AGREED TO
THIS 4th DAY OF NOVEMBER, 1994


THE FIRST NATIONAL BANK OF BOSTON



By:  Mitchell B. Feldman
   -------------------------------------
     Name:   Mitchell B. Feldman
     Title:  Director


BANK OF AMERICA, ILLINOIS



By:  Mark N. Hurley
   -------------------------------------
     Name: Mark N. Hurley
     Title: Vice President